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                AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                      and

                            RGA REINSURANCE COMPANY

                         Effective Date: March 1, 2004

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                                    ARTICLES

I.            Parties to the Agreement                                3
II.           Reinsurance Coverage                                    3
III           Liability                                               5
IV.           Notification of Reinsurance                             6
V.            Reinsurance Premiums                                    6
VI.           Reserves                                                8
VII.          Oversights                                              9
VIII.         Reductions, Terminations, and Changes                   9
IX.           Increase in Retention                                  10
X.            Reinstatement                                          11
XI.           Expenses                                               12
XII.          Claims                                                 12
XIII.         Extra-Contractual Damages                              14
XIV.          Inspection of Records                                  15
XV.           DAC Tax -- Section 1.848-2 (g)(8) Election             15
XVI.          Insolvency                                             16
XVII.         Offset                                                 17
XVIII.        Arbitration                                            17
XIX.          Termination                                            18
XX.           General Provisions                                     19
XXI.          Confidentiality                                        20
XXII.         Notices and Communications                             21
XXIII.        Effective Date                                         22
XXIV.         Execution                                              22

                                   SCHEDULES

A.            Plans Covered under This Agreement                     23
B.            Basis of Reinsurance                                   25

                                    EXHIBITS

I.            Reinsurance Premium Calculation                        26
II.           Retention, Binding, and Issue Limits                   27
III.          LS Limits & Retention -- LS Worksheet                  28
IV.           Benny Program                                          29
V.            Director's Charitable Award Program (DCAP)             30
VI.           Annual per 1000 YRT Reinsurance Rates                  32

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life and Annuity Insurance Company (referred to as the Ceding Company), and RGA Reinsurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

1. Each life must be a resident of the United States or Canada at the time of application.

2. Each life must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any life falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

4.  The minimum issue age will be 18 and the maximum issue age will be 90.

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B.  Requirements for Facultative Reinsurance

1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of each life to the Reinsurer, with the exception of situations where one life is uninsurable. In those situations, only the papers or facsimiles on the insurable life will be sent. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule
B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibits II and III.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibits II and III.

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    2.   The arrangement is available on all policy forms covered under this
         Reinsurance Agreement.

    3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibits II and III. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

    4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsure's liability for Automatic and Facultative Obligatory Reinsurance will begin simultaneously with the Ceding Company's liability.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

D. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

E. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

       1. The Automatic Binding limits with the Reinsurer shown in Exhibits II and III, or

       2. The amount for which the Ceding Company is liable, less its retention shown in Exhibits II and III

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The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

F. The liability of each pool member shall be separate and not joint with the other pool members.

G. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic and Facultative Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

1.  Payment of Reinsurance Premiums

For Automatic and Facultative Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article VIII.

Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within thirty (30) days after the close of each month.

If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the

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Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within thirty (30) days after the Ceding Company submits the statement.

2.  Termination Because of Non-Payment of Premium

If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company ninety (90) days' advance written notice. If the delinquent premiums have not been paid as of the close of the ninety (90) day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

3.  Reinstatement of a Delinquent Statement

The Ceding Company may reinstate the terminated risks within sixty (60) days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

4.  Currency

The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

5.  Detailed Listing

Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

6.  Guaranteed Rates

The Reinsurer reserves the right to increase reinsurance premiums only if the Ceding Company increases the cost of insurance rates to the policy owner. The increase to these reinsurance premiums shall be no more than proportional to the increase to the policy owners' cost of insurance rates.

7.  Overpayment of Premium

If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute not create a reinsurance liability not result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

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If this overpayment is not returned to the Ceding Company promptly, the Ceding
Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

8.  Underpayment of Premium

If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

The Reinsurer reserves the right to charge interest on overdue premiums. The interest will be calculated according to the 90 Day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. The Reinsurer will bear the expense of establishing any trusts or letter of credit with respect to this provision.

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                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at joint life point-in-scale rates.

Exchanges from one last survivor plan reinsured under this Agreement to a different last survivor plan will be reinsured at joint life point-in-scale rates. Exchanges from one last survivor plan reinsured under this Agreement with the Last Survivor Exchange Option Rider (24) or Twenty Four Month Exchange Rider to two single life plans will be reinsured at single life point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

         a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

         b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, and then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

       3. In the event of a reduction in the face amount of a policy, which was ceded facultatively, the Reinsurer's percentage of the reduced face amount shall be the same percentage as set at issue.

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       4.   A request to increase the face amount of policies that are reinsured on a facultative basis will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on a risk reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit, which was in effect at the time that each remaining risk was issued, will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating, this reduction will be subject to the Reinsurer's approval. On Automatic Reinsurance, if the Ceding Company wishes to reduce the mortality rating, the Reinsurer will accept this reduction.

                                   ARTICLE IX
                             INCREASE IN RETENTION

A. If the Ceding Company should increase the retention limits as listed in Exhibits II and III, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety (90) days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then:

       1. The Ceding Company must reduce the reinsurance on each risk on which the

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            Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

       2. No recapture will be made to reinsurance on a risk if (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the risk.

       3. The Ceding Company must increase its total amount of insurance on a risk up to the new retention limit by reducing the reinsurance. If a risk is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the risk.

       4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

       5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE X
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Facultative Cases

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received premium under the policy.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and either automatic or facultative reinstatement procedures will be followed as outlined above in this Article.

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                                   ARTICLE XI
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

       1.   Automatic Reinsurance on a Risk

            If a claim is made under insurance reinsured under this Agreement, the Reinsurer will abide by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Reinsurer will pay the Ceding Company the reinsurance proceeds within thirty (30) days of final notification of the Ceding Company making the settlement of the policy proceeds. The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer.

       2.   Facultative Reinsurance on a Risk

            If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to the Reinsurer all relevant and/or requested documents and papers related to the claim along with the Ceding Company's recommendation. The Ceding Company shall then wait five (5) days from the date of mailing during which time the Reinsurer shall have the opportunity to advise the Ceding Company of its consent or disagreement with the recommendation. In the event the Reinsurer does not contact the Ceding Company within the five-day (5) period, the Reinsurer shall be deemed to have approved the recommendation and the Ceding Company shall be authorized to act accordingly. The Reinsurer will pay the Ceding Company the reinsurance proceeds when the Ceding Company makes the settlement of the policy proceeds and delivers proof of payment to the Reinsurer.

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       3.   Payment of Reinsurance Proceeds

            Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

       4.   Recapture

            If the Reinsurer is delinquent, ninety (90) days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company will have the right to offset such amounts from any amounts due the Reinsurer in accordance with Article XVII. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company has the right to recapture, provided the Ceding Company has given the Reinsurer ninety (90) days written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due by the end of the ninety (90) day notice period.

            Regardless of the recapture, the Reinsurer will continue to be liable to the Ceding Company for all its obligations under the Agreement up to the effective date of the recapture. Such obligations shall include, but shall not be limited to reinsurance claims and claim expenses incurred before the effective date of the recapture, any net reinsurance premium balances due the Ceding Company for periods prior to the effective date of the recapture and any unearned reinsurance premium.

            The rights of the Ceding Company under this provision shall not be used solely to avoid the provisions regarding recapture in Article IX.

       5.   Overdue Reinsurance Proceeds

            The Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses, and if the Ceding Company's contest of such insurance results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the Total Net Amount at Risk, as defined in Schedule B, on the date of the death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of its liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

The Ceding Company shall operate in good faith and adjudicate claims to policies reinsured under this agreement as if there were not reinsurance. The Ceding Company's decision to pay a claim in accordance with their contractual liability is binding on the Reinsurer.

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E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If the Ceding Company is notified of the first or second death of an insured during the contestable period, the Ceding Company will investigate the case if, at original underwriting that insured was determined to be an insurable risk.

                                  ARTICLE XIII
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement.

The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed, in advance and in writing, to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages. The

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Reinsurer shall also have five (5) working days to respond to any request for concurrence in a proposed course of conduct.

The Reinsurer does recognize that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but by example may involve those situations in which the Reinsurer was an active party in the act, omission, or course of conduct that ultimately results in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of Total Net Amount at Risk (as defined in Schedule B) accepted by each party for the plan of insurance involved.

                                  ARTICLE XIV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                   ARTICLE XV
                                    DAC TAX
                        SECTION 1.848-2(g) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XV, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of March 1, 2004.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

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       (iii) If there are any discrepancies between the Ceding Company's and the
             Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XV and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVI
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XIX.

In the event that the Reinsurer is deemed insolvent, the Ceding Company may at its own option within thirty (30) days of the occurrence of this event, give written notice to the Reinsurer of its intention to recapture reinsurance and reserves under this Agreement.

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within

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a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses, which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Ceding Company.

                                  ARTICLE XVII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                 ARTICLE XVIII
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within ten (10) days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in

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writing to extend the negotiation period for an additional thirty (30) days.

No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within sixty (60) days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                  ARTICLE XIX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the ninety-day (90) period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVI.

B. During the ninety-day (90) period, this Agreement will continue to be in force between the terminating parties.

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C.  After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                   ARTICLE XX
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

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F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXI
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was

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independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed. Except as required by law, Reinsurer will not disclose Information to third parties without the consent of Ceding Company; however, Ceding Company agrees that Reinsurer may, in the normal course of its business, share Information with other insurance and reinsurance companies ("Retrocessionnaires") to the extent necessary to retrocede risk to the Retrocessionnaires, so long as the Retrocessionnaires have agreed to maintain the confidentiality of the Information on terms substantially similar to this Agreement.

                                  ARTICLE XXII
                           NOTICES AND COMMUNICATIONS

All notices and other communications hereunder shall be in writing and shall be either (a) personally delivered, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, (d) sent by fully completed and confirmed facsimile transmission or (e) deposited in the mail, registered or certified, with postage prepaid, return receipt requested, as follows:

If to the Ceding Company:            If to the Reinsurer:

Individual Life Director of          Vice President, Sales
Reinsurance
Hartford Life                        RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-5860            Facsimile: (636) 736-7155

Copy (which shall not constitute     Copy (which shall not constitute
notice) to:                          notice) to:

Chief Actuary
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-8981

General Counsel                      General Counsel
Hartford Life                        RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-8665            Facsimile:

Or such other address or fax number as any party may request by notice given under this section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

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                                 ARTICLE XXIII
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after March 1, 2004.

                                  ARTICLE XXIV
                                   EXECUTION

RGA REINSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ------------------------------         ------------------------------
Title: Sales Vice President            Title: Vice President & Actuary
Date:  3/31/2005                       Date:  3/31/2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
       ------------------------------         ------------------------------
       Thomas P. Kalmbach, FSA, MAAA          Michael J. Roscoe, FSA, MAAA
       Assistant Vice President               Vice President and Actuary
                                              Individual Life Product
                                              Management
Date:  3/31/2005                       Date:  3/31/2005

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS    Fully underwritten Last Survivor Plans
                    Single Life Term under the "Benny" Program described in
                    Exhibit IV

PLANS OF INSURANCE                                                  GENERAL FORM NO'S.
------------------------------------------------------------------------------------------------------
Last Survivor Universal Life                        HL-14393, HL-A14407, ILA-1011
Last Survivor Variable Life                         HL-14623, ILA-1020
Last Survivor Variable Life II                      LA-1151(98), HL-15441(98)(NY)
Last Survivor SPVL                                  HL-LSPVL97, ILA-LSPVL97
RIDERS
Four Year Term Rider                                HL-12933, HL-A12989, ILA-1080
Estate Protection Rider                             HL-14627, ILA-1023
Twenty-four Month Exchange Rider                    HL-12963, ILA-1013
Single Life YRT Life Insurance Rider                HL-14626, ILA-1021, LA-1150(98)
Guaranteed COI Benefit Rider                        LA-1174(00)
Last Survivor Term Rider                            HL-14394
Estate Tax Repeal Rider                             LA-1194(02), HL-15842(02), HL-15843(02)
Last Survivor Exchange Option Rider (24)            LA-10022, LA-1013, HL-14395, HL-14624
Estate Tax Repeal Benefit Rider                     LA-1168(00), LA-1166(00), HL-11503(00)
Mortality and Expense Risk Rates Rider              LA-1198(02),HL-1584(02)

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Four Year Term Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Estate Protection Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Single Life YRT Life Insurance Rider: This rider will provide additional term insurance coverage on the life of the named Insured.

Last Survivor Term Rider: This rider provides supplemental last survivor term insurance coverage on the base insureds.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Twenty-four Month Exchange Rider: This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Rider: The purpose of this rider is to allow a policy to surrender without surrender charges if the Federal Estate Tax is not in effect in 2011. If a reinsured policy has this rider, the policy is still covered under this Agreement, and there is no additional premium paid to the Reinsurer specifically for the Estate Tax Rider.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Last Survivor Exchange Option Rider (24): This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE

The Ceding Company will retain its available retention on each risk as referenced in Exhibits II and III. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE

The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:

[Redacted]

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                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM [Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  RIDERS

Term riders and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. For single life additional coverage riders the Reinsurance Premium calculation will be as described in paragraphs one and three of Reinsurance Premium above.

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                                   EXHIBIT II
                      RETENTION, BINDING, AND ISSUE LIMITS
                            FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS

                                   [Redacted]

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                                  EXHIBIT III
                               TOTAL POOL LIMITS

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

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                                   EXHIBIT IV
                                 BENNY PROGRAM

With this program, two single life term policies may be issued in anticipation of conversion to a last survivor policy. Each term policy will be issued for half the face amount of the anticipated last survivor policy. Conversion to a last survivor policy will not be allowed beyond two years after the latter term policy date.

When term policies under this "Benny Program" that are issued after January 1, 2002 and during the time when this Last Survivor Excess YRT Pool is open to new business are converted to a last survivor policy, that policy will be reinsured as a new policy under the Last Survivor Excess YRT Pool effective January 1, 2002. The policy date of the last survivor policy will be the conversion date. The contestable and suicide period will be measured from the issue date of the term policies.

Both lives will be underwritten for the full amount of the last survivor policy at the time of issue of the term policies. No uninsurable lives will be accepted. There will be no Facultative Reinsurance. The reinsurance rates on the last survivor policy will be the currently effective rates for the Last Survivor Excess YRT Pool and will be attained age, beginning with the first duration, based on the ages at issue of the last survivor policy.

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                                   EXHIBIT V
                   DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP)

The AYCO Services Agency, L.P. is a national financial planning firm. Their Director's Charitable Award Program allows a corporation to fund substantial charitable contributions on behalf of its board members through the purchase of life insurance.

The Ceding Company has a special last survivor underwriting program for DCAP, as follows:

-   Guaranteed-to-Issue

-   Pairings of directors into last survivor policies:

-   The initial pairings are at application and are generally by similar age.

- An odd number of lives are usually handled by pairing three lives (A, B, and C) into three last survivor contracts (AB, BC, and CA), with each of the three contracts for half the desired last survivor face amount.

- After underwriting, the Ceding Company reserves the right to re-pair the lives such that two unhealthy directors are not paired on one policy.

-   Pairings might also be restructured to achieve a desired premium.

- More coverage may be purchased on healthy lives to achieve a desired premium.

-   The Ceding Company reserves the right to approve all pairings.

-   Less invasive underwriting requirements:

       - No inspection reports (a short biography on each Director from the company's personnel department may be requested).

       - The Ceding Company may accept a copy of a recent (within 12 months), comprehensive physical in lieu of a paramedical or medical exam.

       -   APS's are ordered by AYCO.

       - The Ceding Company reserves the right to order additional tests or examinations if necessary to properly assess the risk.

       -   The DCAP program is totally non-voluntary and is for Directors only.

-   Treatment of declinable lives or deaths during the underwriting process:

       - If a Director is found to be declinable under the Ceding Company's normal underwriting guidelines, or dies during the underwriting process, he or she will be treated as an uninsurable and paired with a healthy life in a last survivor contract.

-   Special binding rules:

       - Binding occurs at receipt of the census including pairings, the applications, and 10% of the estimated annual premium for the last survivor contracts.

       - Binding amount is up to the applied-for last survivor policy face amount.

       - Binding is for last survivor policies (payment on second death, pairings at the Ceding Company's discretion).

- The maximum face amount on a last survivor policy under this program is $4.2 million ($2.1 million per director). These amounts may be reduced if the Ceding Company has prior in-force coverage on a risk.

Last Survivor Excess Pool
Between HLAIC and RGA
Effective 03/01/2004

                                   EXHIBIT V
                   DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP)

-   Addition of a Director after case inception:

       - If more than one Director is being added, last survivor coverage will be available as described above.

       - If one Director ("X") is being added, a term contract of up to $2.1 million may be applied for. Underwriting requirements will be the Ceding Company's regular age and amount requirements. The Ceding Company reserves the right to decline coverage to risks outside of its normal rating parameters. The Ceding Company's normal temporary insurance coverage will apply. When another Director ("Y") subsequently is added, X and Y may be combined into a last survivor contract of twice the face of X's term policy, with X converting his term contract and Y being subject to the DCAP underwriting requirements and binding requirements as stated above.

Last Survivor Excess Pool
Between HLAIC and RGA
Effective 03/01/2004

                                   EXHIBIT VI

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                          Last Survivor Variable Life
                                   [Redacted]
                         Last Survivor Variable Life II
                                   [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                          Last Survivor Universal Life
                                   [Redacted]
                               Last Survivor SPVL
                                   [Redacted]

Last Survivor Excess Pool
Between HLAIC and RGA
Effective 03/01/2004

                                  AMENDMENT 1
                           EFFECTIVE DECEMBER 1, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II and Exhibit III under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II and Exhibit III to reflect the change in the maximum Retention Limit

The parties agree to remove Exhibit II and Exhibit III, in their entirety and replace them with the attached Exhibit II and Exhibit III, effective December 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Last Survivor 01/01/2002 -- Amendment 1
Between HLAIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2005.

RGA REINSURANCE COMPANY

By:     /s/ Larry J. Shorey              Attest: /s/ [ILLEGIBLE]
        -------------------------------          -------------------------------
Name:   Larry J. Shorey                  Name:   [ILLEGIBLE]
Title:  Sales Vice President             Title:  Sales Vice President
Date:   1/31/06                          Date:   1-31-06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach           Attest: /s/ Patricia L. Harris
        -------------------------------          -------------------------------
Name:   Thomas P. Kalmbach               Name:   Patricia L. Harris
Title:  Assistant Vice President,        Title:  Assistant Vice President,
        Individual Life Product                  Individual Life Product
        Development                              Development
Date:   10/28/2005                       Date:   10/28/05

Last Survivor 01/01/2002 -- Amendment 1
Between HLAIC and RGA

                                   EXHIBIT II
                      RETENTION, BINDING, AND ISSUE LIMITS
                            FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                           EFFECTIVE DECEMBER 1, 2005

                                   [Redacted]

Last Survivor 01/01/2002 -- Amendment 1
Between HLAIC and RGA

                                  EXHIBIT III
                           EFFECTIVE DECEMBER 1, 2005

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

Last Survivor 01/01/2002 -- Amendment 1
Between HLAIC and RGA

                                  AMENDMENT 2
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article XII, Article XIII, Article XXII, Exhibit II and Exhibit III under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article XII to reflect the change in the Claims language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XII, in its entirety and replace it with the following, effective March 1, 2004.

                                  ARTICLE XII
                                     CLAIMS

A.  LIABILITY

IF THE CEDING COMPANY IS LIABLE FOR INSURANCE BENEFITS ON A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER SHALL BE LIABLE FOR ITS PORTION OF THE REINSURANCE ON THAT POLICY, AS DESCRIBED IN SCHEDULE B. THE CEDING COMPANY SHALL OPERATE IN GOOD FAITH AND ADJUDICATE CLAIMS TO

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

POLICIES REINSURED UNDER THIS AGREEMENT AS IF THERE WERE NO REINSURANCE. ALL CLAIM SETTLEMENTS ON POLICIES REINSURED HEREUNDER WILL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE PARTICULAR POLICY, STATUTORY REQUIREMENTS OR GOOD FAITH SETTLEMENT PRACTICES MADE BY THE CEDING COMPANY.

THIS PARAGRAPH SHALL WORK IN CONJUNCTION WITH PARAGRAPH D BELOW.

B.  NOTIFICATION

WHEN THE CEDING COMPANY IS ADVISED OF A CLAIM, THE REINSURER MUST BE NOTIFIED PROMPTLY.

C.  CLAIM PAYMENT

1.  PROOFS

IF A CLAIM IS MADE UNDER A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER WILL ABIDE BY THE SETTLEMENT MADE BY THE CEDING COMPANY. THE CEDING COMPANY WILL PROVIDE THE REINSURER WITH COPIES OF PROOF OF DEATH, PROOF OF PAYMENT AND THE CLAIMANT'S STATEMENT. COPIES OF CLAIM FILES AND/OR OTHER WRITTEN MATTERS RELATING TO A CLAIM REIMBURSEMENT UNDER THIS AGREEMENT SHALL BE FURNISHED TO THE REINSURER UPON WRITTEN REQUEST.

2.  PAYMENT OF REINSURANCE PROCEEDS

THE REINSURER WILL PAY THE CEDING COMPANY REINSURANCE PROCEEDS ON CLAIMS MADE UNDER POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT WITHIN THIRTY (30) DAYS OF RECEIPT OF PROOFS AS PROVIDED FOR IN SECTION C.1, ABOVE.

THE REINSURER SHALL ALSO REIMBURSE THE CEDING COMPANY FOR ITS PROPORTIONATE SHARE OF COVERED CLAIM EXPENSES AND ANY INTEREST PAID ON CLAIMS. PARTICIPATION IN ACCRUED INTEREST BY THE REINSURER SHALL BE IN ACCORDANCE WITH THE APPLICABLE STATE STATUTORY REGULATIONS.

PAYMENT OF LIFE REINSURANCE PROCEEDS WILL BE MADE IN A SINGLE SUM REGARDLESS OF THE CEDING COMPANY'S MODE OF SETTLEMENT WITH THE PAYEE.

3.  BALANCES IN DEFAULT

IF THE REINSURER IS DELINQUENT, THIRTY (30) DAYS PAST DUE, ON AN UNDISPUTED NET AMOUNT DUE TO THE CEDING COMPANY, THE CEDING COMPANY WILL HAVE THE RIGHT TO OFFSET SUCH AMOUNT FROM ANY AMOUNT DUE THE REINSURER IN ACCORDANCE WITH ARTICLE
XVII. TO THE EXTENT THERE IS AN INSUFFICIENT BALANCE FROM WHICH TO OFFSET SUCH AMOUNTS, THE CEDING COMPANY HAS THE RIGHT TO RECAPTURE, PROVIDED THE CEDING COMPANY HAS GIVEN THE REINSURER NINETY (90) DAYS WRITTEN NOTICE OF ITS INTENT TO RECAPTURE AND THE REINSURER HAS FAILED TO PAY THE NET AMOUNT DUE BY THE END OF THE NINETY (90) DAY NOTICE PERIOD.

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

D.  CONTESTED CLAIMS

1. THE CEDING COMPANY MUST PROMPTLY NOTIFY THE REINSURER OF ITS INTENT TO CONTEST A CLAIM REINSURED UNDER THIS AGREEMENT OR TO ASSERT DEFENSES. THE REINSURER SHALL RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, WHETHER IT WILL BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES. IF THE REINSURER DOES NOT RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, THE REINSURER WILL BE DEEMED TO HAVE ELECTED TO BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES.

2. IF THE REINSURER SHOULD DECLINE TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

       a) THE REINSURER WILL RELEASE ALL OF ITS LIABILITY BY PAYING THE CEDING COMPANY THE FULL AMOUNT OF REINSURANCE AND ITS PROPORTIONATE SHARE OF COVERED EXPENSES INCURRED TO THE DATE ON WHICH THE REINSURER NOTIFIED THE CEDING COMPANY THAT IT DECLINED TO BE A PARTY TO THE CONTEST; AND

       b) THE REINSURER SHALL NOT SHARE IN ANY SUBSEQUENT INCREASE OR REDUCTION IN LIABILITY.

3. IF THE REINSURER SHOULD ELECT TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

       a) THE REINSURER WILL PAY ITS PROPORTIONATE SHARE OF ANY SETTLEMENT UP TO THE MAXIMUM THAT WOULD HAVE BEEN PAYABLE HAD THERE BEEN NO CONTROVERSY;

       b) THE REINSURER WILL SHARE IN THE EXPENSE OF ANY CONTEST OR COMPROMISE OF THE CLAIM IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM; AND

       c) THE REINSURER WILL SHARE IN THE REDUCTION OF LIABILITY IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM.

4.  THE REINSURER WILL NOT RECOMMEND TO THE CEDING COMPANY TO CONTEST A CLAIM.

E.  MISSTATEMENT OF AGE OR SEX

IF THE AMOUNT OF INSURANCE PROVIDED BY THE POLICY OR POLICIES REINSURED UNDER THIS AGREEMENT IS INCREASED OR REDUCED BECAUSE OF MISSTATEMENT OF AGE OR SEX ESTABLISHED AFTER THE DEATH OF THE INSURED, THE REINSURER WILL SHARE WITH THE CEDING COMPANY IN THIS INCREASE OR REDUCTION.

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

F.  CLAIMS EXPENSES

THE REINSURER WILL PARTICIPATE IN UNUSUAL EXPENSES, DEFINED AS ALL EXPENDITURES MADE BY THE CEDING COMPANY IN DISPOSITION OF CLAIMS, INCLUDING ALLOCATED INVESTIGATION, ADJUSTMENT AND LEGAL EXPENSES, COURT COSTS AND ACCRUED INTEREST. COMPENSATION OF SALARIED OFFICERS AND EMPLOYEES OF THE CEDING COMPANY WILL NOT BE CONSIDERED CLAIMS EXPENSES, NOR WILL ROUTINE AND USUAL CLAIM INVESTIGATION EXPENSES BE REIMBURSABLE BY THE REINSURER.

CLAIMS EXPENSES DO NOT INCLUDE EXPENSES INCURRED BY THE CEDING COMPANY AS A RESULT OF A DISPUTE OR CONTEST ARISING OUT OF CONFLICTING CLAIMS OF ENTITLEMENT TO POLICY PROCEEDS.

G.  RETURN OF PREMIUM FOR MISREPRESENTATIONS AND SUICIDES

IF A MISREPRESENTATION ON AN APPLICATION OR A DEATH OF AN INSURED RISK BY SUICIDE RESULTS IN THE CEDING COMPANY RETURNING THE POLICY PREMIUMS TO THE POLICY OWNER RATHER THAN PAYING THE POLICY BENEFITS, THE REINSURER WILL REFUND ALL OF THE REINSURANCE PREMIUMS IT RECEIVED ON THAT POLICY TO THE CEDING COMPANY. THIS REFUND GIVEN BY THE REINSURER WILL BE IN LIEU OF ALL OTHER REINSURANCE BENEFITS PAYABLE ON THAT POLICY UNDER THIS AGREEMENT.

The parties hereby agree to amend or modify the Agreement, by amending Article XIII to reflect the change in the Extra-Contractual damages language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XIII, in its entirety and replace it with the following, effective March 1, 2004.

                                  ARTICLE XIII
                           EXTRA-CONTRACTUAL DAMAGES

IN NO EVENT WILL THE REINSURER HAVE ANY LIABILITY FOR ANY EXTRA-CONTRACTUAL DAMAGES, WHICH ARE AWARDED AGAINST THE CEDING COMPANY AS A RESULT OF ACTS, OMISSIONS, OR COURSE OF CONDUCT COMMITTED SOLELY BY THE CEDING COMPANY WITH NO INVOLVEMENT OF THE REINSURER IN CONNECTION WITH THE INSURANCE REINSURED UNDER THIS AGREEMENT.

THE REINSURER DOES RECOGNIZE THAT CIRCUMSTANCES MAY ARISE UNDER WHICH THE REINSURER, IN EQUITY, SHOULD SHARE, TO THE EXTENT PERMITTED BY LAW, IN PAYING CERTAIN ASSESSED DAMAGES. SUCH CIRCUMSTANCES ARE DIFFICULT TO DEFINE IN ADVANCE, BUT BY EXAMPLE MAY INVOLVE THOSE SITUATIONS IN WHICH THE REINSURER WAS AN ACTIVE PARTY IN THE ACT, OMISSION, OR COURSE OF CONDUCT THAT ULTIMATELY RESULTS IN THE ASSESSMENT OF SUCH DAMAGES. THE EXTENT OF SUCH SHARING IS DEPENDENT ON GOOD FAITH ASSESSMENT OF CULPABILITY IN EACH CASE, BUT ALL FACTORS BEING EQUAL, THE DIVISION OF ANY SUCH ASSESSMENT WOULD BE IN THE PROPORTION OF TOTAL NET AMOUNT AT RISK (AS DEFINED IN SCHEDULE B)ACCEPTED BY EACH PARTY FOR THE PLAN OF INSURANCE INVOLVED.

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

The parties hereby agree to amend or modify the Agreement, by amending Article XXII to reflect the change in the Notices and Communications language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XXII, in its entirety and replace it with the following, effective March 1, 2004.

                                  ARTICLE XXII
                           NOTICES AND COMMUNICATIONS

NOTICES AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF COMMUNICATED, AND CONFIRMED, BETWEEN THE PARTIES BY FACSIMILE, ELECTRONIC MAIL AND/OR REGULAR MAIL FOR THE FOLLOWING:

1) THE SUBMISSION (INCLUDING MEDICAL REPORTS AND EXCHANGE OF INFORMATION) FOR FACULTATIVE REVIEW

2)  ADMINISTRATION ISSUES, INCLUDING BUT NOT LIMITED TO, PAYMENT OF PREMIUMS

3)  ROUTINE ADMINISTRATION, AND ELECTRONIC REPORTING FORMAT POLICY

4)  CLAIMS NOTICES, PROOFS, AND CLAIM CONTESTS

5)  ACTUARIAL AND MATERIAL CHANGES REGARDING PRICING

6)  DOCUMENT DRAFTING AND REVIEW

7)  TAXES

8)  AUDITING.

NOTICES AND OTHER COMMUNICATIONS RELATED TO ALL OTHER MATTERS REQUIRED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE EFFECTIVE IF IN WRITING AND (I) MAILED BY UNITED STATES REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR (II) DELIVERED BY NATIONALLY RECOGNIZED OVERNIGHT COURIER, OR (III) SENT BY FACSIMILE TRANSMISSION FOLLOWED BY A CONFIRMATION MAILED BY FIRST CLASS OR OVERNIGHT MAIL
TO:

IF TO THE CEDING COMPANY:            IF TO THE REINSURER:

INDIVIDUAL LIFE DIRECTOR OF          REINSURANCE OFFICER
REINSURANCE
HARTFORD LIFE                        RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                 1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                   CHESTERFIELD, MO 63017-6039
FACSIMILE:(860) 843-5860             FACSIMILE: (636) 736-7155

COPY (WHICH SHALL NOT CONSTITUTE     COPY (WHICH SHALL NOT CONSTITUTE
NOTICE) TO:                          NOTICE) TO:

CHIEF ACTUARY
HARTFORD LIFE
200 HOPMEADOW STREET
SIMSBURY, CT 06089
FACSIMILE: (860) 843-8981

GENERAL COUNSEL                      GENERAL COUNSEL
HARTFORD LIFE                        RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                 1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                   CHESTERFIELD, MO 63017-6039
FACSIMILE: (860) 843-8665            FACSIMILE:

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

OR SUCH OTHER ADDRESS OR FAX NUMBER AS ANY PARTY MAY REQUEST BY NOTICE GIVEN UNDER THIS SECTION. THE FOREGOING SHALL NOT PRECLUDE THE EFFECTIVENESS OF ACTUAL WRITTEN NOTICE GIVEN TO A PARTY AT ANY ADDRESS OR BY ANY MEANS.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II and Exhibit III to reflect the retention binding and issue limits, for policies issued on or after the effective date of this amendment.

The parties agree to remove Exhibit II and Exhibit III, in their entirety and replace them with the attached Exhibit II and Exhibit III, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

RGA REINSURANCE COMPANY

By:      /s/ [ILLEGIBLE]                Attest:  /s/ Larry J Shorey
         -----------------------------           -----------------------------
Name:    [ILLEGIBLE]                    Name:    Larry J Shorey
Title:   Sales Vice President           Title:   Sales Vice President
Date:    3-3-06                         Date:    3/3/06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach         Attest:  /s/ Mike Roscoe
         -----------------------------           -----------------------------
Name:    Thomas P. Kalmbach             Name:    Mike Roscoe
Title:   Assistant Vice President,      Title:   Vice President, Individual
         Individual Life Product                 Life Product Development
         Development
Date:    3/13/2006                      Date:    3/13/06

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

                                   EXHIBIT II
                      RETENTION, BINDING, AND ISSUE LIMITS
                            FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                            EFFECTIVE MARCH 1, 2004

                                   [Redacted]

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

                                  EXHIBIT III
                            EFFECTIVE MARCH 1, 2004

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

Last Survivor 03/01/2004 -- Amendment 2
Between HLAIC and RGA

                                  10285-00-03

                                   AMENDMENT

                                     to the

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    between

       HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, HARTFORD, CONNECTICUT
                   (hereinafter called the "Ceding Company")

                                      and

                RGA REINSURANCE COMPANY, CHESTERFIELD, MISSOURI
                      (hereinafter called the "Reinsurer")

                  THIS AMENDMENT IS EFFECTIVE JANUARY 1, 2006

I.  PAY PERCENTAGES

Effective for new business issued on and after the effective date of this Amendment, Exhibit I, Reinsurance Premium Calculation, section 1. Reinsurance Premium, Annual YRT Reinsurance Premium is hereby revised and replaced as follows:

"1.  Reinsurance Premium

     [Redacted]

     Annual YRT Reinsurance Premium

     [Redacted]

II. All provisions of the Automatic and Facultative Yearly Renewable Term Reinsurance Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, all parties have executed this Amendment in duplicate as follows:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY   RGA REINSURANCE COMPANY

By:         /s/ Thomas P. Kalmbach            By:         /s/ [ILLEGIBLE]
            --------------------------------              --------------------
(Signature)                                   (Signature)
Title:      Assistant Vice President          Title:      Vice President
            Individual Life Product
            Development
Date:       4/26/2006                         Date:       3-28-06
Location:   Simsbury, CT                      Location    St. Louis, MO

                                                                    RGA Co. #016
                                                                     10285-01-00

                                  AMENDMENT 4
                            EFFECTIVE JUNE 23, 2006

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify the Agreement to reflect the addition of the Hartford Variable Universal Life Last Survivor product for policies issued on or after June 23, 2006.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

I. Schedule A is deleted in its entirety and replaced with the attached Schedule A.

II.  Exhibit VI is deleted in its entirety and replaced with the attached
Exhibit VI.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #4 -- Effective 06/23/2006

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 23, 2006.

RGA REINSURANCE COMPANY

By:    /s/ M. Breinea                     Attest: /s/ Larry J. Shorey
       ---------------------------------         -------------------------------
Name:  M. Breinea                         Name:  Larry J. Shorey
Title: Sales Vice President               Title: Sales Vice President
Date:  11-29-06                           Date:  11/29/06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach             Attest: /s/ Michael J. Roscoe
       ---------------------------------         -------------------------------
Name:  Thomas P. Kalmbach                 Name:  Michael J. Roscoe
Title: Vice President, Individual Life    Title: Vice President & Actuary
       Product
Date:  12/08/2006                         Date:  12/08/2006

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #4 -- Effective 06/23/2006

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                              EFFECTIVE 06/23/2006

TYPE OF          Fully underwritten Last Survivor Plans
BUSINESS
                 Single Life Term under the "Benny" Program described in
                 Exhibit IV

PLANS OF INSURANCE                             GENERAL FORM NO'S.
----------------------------------------------------------------------------
Last Survivor Universal Life         HL-14393, HL-A14407, ILA-1011
Last Survivor Variable Life          HL-14623, ILA-1020
Last Survivor Variable Life II       LA-1151(98), HL-15441(98)(NY)
Last Survivor SPVL                   HL-LSPVL97, ILA-LSPVL97
Hartford Variable Universal Life     LA-1287(06), HL-19217(06)(NY)
Last Survivor

RIDERS

Four Year Term Rider                 HL-12933, HL-A12989, ILA-1080
Estate Protection Rider              HL-14627, ILA-1023
Twenty-four Month Exchange Rider     HL-12963, ILA-1013
Single Life YRT Life Insurance       HL-14626, ILA-1021, LA-1150(98)
Rider
Guaranteed COI Benefit Rider         LA-1174(00)
Last Survivor Term Rider             HL-14394
Estate Tax Repeal Rider              LA-1194(02), HL-15842(02), HL-15843(02)
Last Survivor Exchange Option Rider  LA-10022, LA-1013, HL-14395, HL-14624
(24)
Estate Tax Repeal Benefit Rider      LA-1168(00), LA-1166(00), HL-11503(00)
Mortality and Expense Risk Rates     LA-1198(02), HL-1584(02)
Rider

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Four Year Term Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Estate Protection Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Single Life YRT Life Insurance Rider: This rider will provide additional term insurance coverage on the life of the named Insured.

Last Survivor Term Rider: This rider provides supplemental last survivor term insurance coverage on the base insureds.

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #4 -- Effective 06/23/2006

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                              EFFECTIVE 06/23/2006

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Twenty-four Month Exchange Rider: This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Rider: The purpose of this rider is to allow a policy to surrender without surrender charges if the Federal Estate Tax is not in effect in 2011. If a reinsured policy has this rider, the policy is still covered under this Agreement, and there is no additional premium paid to the Reinsurer specifically for the Estate Tax Rider.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Last Survivor Exchange Option Rider (24): This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #4 -- Effective 06/23/2006

                                   EXHIBIT VI
                              EFFECTIVE 06/23/2006

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:

                          Last Survivor Variable Life
                                   [Redacted]
                         Last Survivor Variable Life II
                                   [Redacted]
                 Hartford Variable Universal Life Last Survivor
                                   [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:

                          Last Survivor Universal Life
                                   [Redacted]
                               Last Survivor SPVL
                                   [Redacted]

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #4 -- Effective 06/23/2006

                                  AMENDMENT 5
                           EFFECTIVE OCTOBER 1, 2006

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004
                     REINSURER'S AGREEMENT NO. 10285-00-00
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify the Agreement to change the Reinsurer's share of the Automatic Binding Limit for professional athletes for policies applied for on or after October 1, 2006.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the agreement as follows:

I. Exhibit II and Exhibit III are deleted in their entirety and replaced with the attached revised Exhibit II and Exhibit III, respectively.

Except as herein amended, all other terms and conditions of this Agreement shall remain in full force and effect and unchanged.

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #5 -- Effective 10/01/2006

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2006.

RGA REINSURANCE COMPANY

By:      /s/ Donald Burk                Attest:  /s/ Kathryn S. Cox
         -----------------------------           -----------------------------
Name:    Donald Burk                    Name:    Kathryn S. Cox
Title:   Sales Vice President           Title:   Sales Vice President
Date:    8/23/07                        Date:    8/23/07

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach         Attest:  /s/ Mike Roscoe
         -----------------------------           -----------------------------
Name:    Thomas P. Kalmbach             Name:    Mike Roscoe
Title:   Vice President, Individual     Title:   Senior Vice President,
         Life Product                            Individual Life Product
Date:    10/22/2007                     Date:    10/22/2007

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #5 -- Effective 10/01/2006

                                   EXHIBIT II
                      RETENTION, BINDING, AND ISSUE LIMITS
                            FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
         EFFECTIVE FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 1, 2006

                                   [Redacted]

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #5 -- Effective 10/01/2006

                                  EXHIBIT III
         EFFECTIVE FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 1, 2006

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

Last Survivor Excess Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #5 -- Effective 10/01/2006

                                                    RGA Re No. (016) 10285-00-05

                                  AMENDMENT 6
                             EFFECTIVE JUNE 1, 2007

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the availability of an increased retention limit on cases that would otherwise qualify for Automatic Reinsurance.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule B is deleted in its entirety and replaced with the attached revised Schedule B.

II. Exhibit II is deleted in its entirety and replaced with the attached revised Exhibit II

III. Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2007.

RGA REINSURANCE COMPANY

By:     /s/ Donald Burk               Attest: /s/ Kathryn S. Cox
        ----------------------------          ----------------------------
Name:   Donald Burk                   Name:   Kathryn S. Cox
Title:  Sales Vice President          Title:  Sales Vice President
Date:   8/31/07                       Date:   8/31/07

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Mike Roscoe
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Mike Roscoe
Title:  Vice President, IL Product    Title:  Senior Vice President, IL
                                              Product
Date:   10/22/2007                    Date:   10/22/2007

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             EFFECTIVE JUNE 1, 2007

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE

The Ceding Company will retain each risk up to its available retention limits as specified by Retention Limit I in Exhibit II. However, the Ceding Company may elect, at its sole discretion, to retain up to its available retention limits as specified by Retention Limit II in Exhibit II provided the case would otherwise meet the requirements for Automatic Reinsurance. Documentation of such cases will be retained in the underwriting records of the Ceding Company. The Reinsurance Pool Share of amounts in excess of the Ceding Company's retention will be ceded to the Reinsurer for reinsurance in accordance with this Agreement.

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                   EXHIBIT II
         RETENTION, BINDING, AND ISSUE LIMITS FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                             EFFECTIVE JUNE 1, 2007

                                   [Redacted]

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                   EXHIBIT II
         RETENTION, BINDING, AND ISSUE LIMITS FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                             EFFECTIVE JUNE 1, 2007

                                   [Redacted]

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                  EXHIBIT III
                               RETENTION LIMIT I
                             EFFECTIVE JUNE 1, 2007

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                  EXHIBIT III
                               RETENTION LIMIT II
                             EFFECTIVE JUNE 1, 2007

                       LAST SURVIVOR LIMITS AND RETENTION

                                   [Redacted]

Last Survivor Treaty -- Effective 03/01/2004
Between HLAIC and RGA
Amendment #6 -- Effective 06/01/2007

                                                    RGA Re No. (028) 10285-03-00

                                  AMENDMENT 7
                          EFFECTIVE FEBRUARY 14, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004
                                 ("AGREEMENT")

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of these Single Case Amendments to the Hartford Last Survivor Excess Pool.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. The policies listed below shall be reinsured under the terms of this Agreement, using the Rates and Reinsurance tables found at Exhibit VI of the Agreement:

         INSURED POLICY NUMBER            DATE OF BIRTH     PLAN       FACE AMT     REINSURED AMT       TABLE
-----------------------------------------------------------------------------------------------------------------
UL1825136/RGA reference 2230713           10/25/1955     LSUL+       [Redacted]     [Redacted]      [Redacted]
                                          10/16/1962
UL1830582/RGA reference 2239191           01/28/1937     LSUL+
                                          04/22/1940

II. The reference above to a specific policy is for purposes of description only; such reference shall not create any relationship between the policyholder, beneficiary or insured of that policy and the Reinsurer, and such references shall not create any rights in any party other than the Ceding Company and the Reinsurer.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #7 -- Effective 2/14/2005

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of February 14, 2005.

RGA REINSURANCE COMPANY

By:    /s/ Julie A. Decker               Attest: /s/ Susan Willeat
       --------------------------------         --------------------------------
Name:  Julie A. Decker                   Name:  Susan Willeat
Title: Vice President & Actuary          Title: Vice President & Actuary
Date:  3/9/2009                          Date:  3/9/2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Thomas P. Kalmbach                Name:  Mike Roscoe, FSA, MAAA
Title: Vice President Individual Life,   Title: Senior Vice President IL Product
       Product                                  Management
Date:  3/23/2009                         Date:  3/27/2009

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #7 -- Effective 2/14/2005

                                                               (016) 10283-00-15

                                  AMENDMENT 8
                          EFFECTIVE FEBRUARY 11, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to revise the maximum issue age to 85; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to provide that certain specified replacement business shall not be counted toward the Jumbo Limit; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to increase the Automatic Binding, Automatic Issue and Automatic Processing Limits under the Retention Limit II in Exhibit II, originally described in Amendment 6; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to clarify the situations in which the Retention Limit II schedule would apply.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

       - Article II, Section A, Paragraph 4, is deleted in its entirety and replaced with the following:

         4. The minimum issue age will be 18 and the maximum issue age will be 85.

       - Article II, Section A, Paragraph 7, is deleted in its entirety and replaced with the following:

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

       - Schedule B is deleted in its entirety and replaced with the attached revised Schedule B.

       - Exhibit II is deleted in its entirety and replaced with the attached revised Exhibit II.

       - Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of February 11, 2008.

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    Susan Willeat
Title:   Vice President & Actuary        Title:   Vice President & Actuary
Date:    8/11/2009                       Date:    8/11/2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President, Individual      Title:   Senior Vice President
         Life Product                             IL Product Management
Date:    8/31/2009                       Date:    8/31/2009

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                          EFFECTIVE FEBRUARY 11, 2008

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE

The Ceding Company will retain each risk up to its available retention limits as specified by Retention Limit I in Exhibit II. However, for any of the following four circumstances, the Ceding Company will retain up to its available retention limits as specified by Retention Limit II in Exhibit II, provided the case would otherwise meet the requirements for Automatic Reinsurance:

(1)  The risk qualifies for the Ceding Company's current Enhanced Standard
Program;

(2) The selling broker requests that the Ceding Company retain the entire risk (up to the applicable Retention Limit II);

(3) Additional Automatic Issue capacity is needed which otherwise is limited under Retention Limit I; or

(4) The Ceding Company chooses to place the risk in a rate class more competitive than the actual rate class indicated by its standard underwriting practices and guidelines (although any reinsurance premium rates would be based on the actual rate class indicated).

In circumstances (2) through (4) above, approval of each such case is required by an underwriting director of the Ceding Company. Documentation of Retention Limit II cases will be retained in the underwriting records of the Ceding Company. The Reinsurance Pool Share of amounts in excess of the Ceding Company's retention will be ceded to the Reinsurer for reinsurance in accordance with this Agreement.

FACULTATIVE REINSURANCE

The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:

The Reinsurer shall provide the following Facultative Obligatory capacity:

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

                                   EXHIBIT II
         RETENTION, BINDING, AND ISSUE LIMITS FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                          EFFECTIVE FEBRUARY 11, 2008

                                   [Redacted]

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

                                   EXHIBIT II
         RETENTION, BINDING, AND ISSUE LIMITS FOR LAST SURVIVOR TREATY
                               TOTAL POOL LIMITS
                          EFFECTIVE FEBRUARY 11, 2008

                                   [Redacted]

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                               (016) 10283-00-15

                                  EXHIBIT III
                          EFFECTIVE FEBRUARY 11, 2008

                  Last Survivor Limits and Retention Worksheet
(NOTE: If one life is uninsurable, treat the risk as a Single Life risk for the purpose of limits.)

                                   [Redacted]

Last Survivor Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment 8 -- Effective 2/11/2008

                                                    RGA Re No. (016) 10285-01-01

                                  AMENDMENT 9
                             EFFECTIVE MAY 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004
                                 ("AGREEMENT")

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of the Hartford Leaders VUL Joint Legacy product, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

II. The first page of Exhibit VI is deleted in its entirety and replaced with the attached revised first page of Exhibit VI.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #9 -- Effective 5/01/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of May 1, 2008.

RGA REINSURANCE COMPANY

By:    /s/ Julie A. Decker             Attest: /s/ Larry Fischer
       ------------------------------         ------------------------------
Name:  Julie A. Decker                 Name:  Larry Fischer
Title: Vice President & Actuary        Title: Vice President & Actuary
Date:  9/12/2008                       Date:  9-12-2008

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------         ------------------------------
Name:  Thomas P. Kalmbach              Name:  Mike Roscoe, FSA, MAAA
Title: Vice President & Individual     Title: Senior Vice President
       Life Product                           IL Product Mgmt.
Date:  10/6/2008                       Date:  10/6/2008

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #9 -- Effective 5/01/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

TYPE OF BUSINESS   Fully underwritten Last Survivor Plans
                   Single Life Term under the "Benny" Program described in
                   Exhibit IV

PLANS OF INSURANCE                                               GENERAL FORM NO'S.
------------------------------------------------------------------------------------------------------
Last Survivor Universal Life                   HL-14393, HL-A14407,ILA-1011
Last Survivor Variable Life                    HL-14623, ILA-1020
Last Survivor Variable Life II                 LA-1151(98), HL-15441(98)(NY)
Last Survivor SPVL                             HL-LSPVL97, ILA-LSPVL97
Hartford Variable Universal Life Last          LA-1287(06), HL-19217(06)(NY)
Survivor
Hartford Leaders VUL Joint Legacy              LA-1287(06), HL-19217(06)(NY)

RIDERS
------------------------------------------------------------------------------------------------------
Four Year Term Rider                           HL-12933, HL-Al2989, ILA-1080
Estate Protection Rider                        HL-14627, ILA-1023
Twenty-four Month Exchange Rider               HL-12963, ILA-1013
Single Life YRT Life Insurance Rider           HL-14626, ILA-1021, LA-1150(98)
Guaranteed COI Benefit Rider                   LA-1174(00)
Last Survivor Term Rider                       HL-14394
Estate Tax Repeal Rider                        LA-1194(02), HL-15842(02), HL-15843(02)
Last Survivor Exchange Option Rider (24)       LA-10022, LA-1013, HL-14395, HL-14624
Estate Tax Repeal Benefit Rider                LA-1168(00), LA-1166(00), HL-11503(00)
Mortality and Expense Risk Rates Rider         LA-1198(02), HL-1584(02)

DESCRIPTIONS

[Redacted]

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Four Year Term Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Estate Protection Rider: This rider will pay the term insurance benefit upon receipt of due proof of the Last Surviving Insured's death while the policy and this rider are in force.

Single Life YRT Life Insurance Rider: This rider will provide additional term insurance coverage on the life of the named Insured.

Last Survivor Term Rider: This rider provides supplemental last survivor term insurance coverage on the base insureds.

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #9 -- Effective 5/01/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Twenty-four Month Exchange Rider: This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Rider: The purpose of this rider is to allow a policy to surrender without surrender charges if the Federal Estate Tax is not in effect in 2011. If a reinsured policy has this rider, the policy is still covered under this Agreement, and there is no additional premium paid to the Reinsurer specifically for the Estate Tax Rider.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Last Survivor Exchange Option Rider (24): This rider allows the last survivor policy to be exchanged for two individual policies on the life of each of the Insureds, subject to the conditions stated in this rider. For example, this rider can be used in case of divorce.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #9 -- Effective 5/01/2008

                                   EXHIBIT VI
                             EFFECTIVE MAY 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:

                          Last Survivor Variable Life
                                   [Redacted]
                         Last Survivor Variable Life II
                                   [Redacted]
                 Hartford Variable Universal Life Last Survivor
                                   [Redacted]
                       Hartford Leaders VUL Joint Legacy
                                   [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:

                          Last Survivor Universal Life
                                   [Redacted]
                               Last Survivor SPVL
                                   [Redacted]

LS Excess Treaty -- Effective 3/01/2004
Between HLAIC and RGA
Amendment #9 -- Effective 5/01/2008

                                  AMENDMENT 11
                            EFFECTIVE MARCH 1, 2009

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Liability and Termination articles of the Agreement to clarify liability after termination of the Agreement for new business; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to terminate it for new business.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I.  Article III, Liability, is amended to add the following Section H:

H. Following the termination of this Agreement for new business, as described in Article XIX. the Reinsurer shall continue to be liable for:

       1. All Automatic and Facultative Reinsurance in effect just before such termination of this Agreement;

       2.   All Automatic Reinsurance:

         a. that becomes effective after such termination of this Agreement on face amount increases issued on, and reinstatements of, policies issued before such termination of this Agreement; or

         b. in excess of the Ceding Company's retention that becomes effective after such termination of this Agreement on face amount increases issued on fully retained policies issued before termination.

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       3.   All Facultative Reinsurance coverage that becomes effective after such termination of this Agreement, on risks facultatively submitted to the Reinsurer before such termination.

II. Article XIX. Termination, is deleted in its entirety and replaced with the following:

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the ninety-day (90) period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVI.

B. During the ninety-day (90) period, this Agreement will continue to be in force between the terminating parties.

C. Following termination of this Agreement for new business, the terminating parties shall remain liable in accordance with Article III of this Agreement.

III.  This Agreement will terminate for new business effective March 1, 2009.

Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

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In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2009.

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    Susan Willeat
Title:   Vice President & Actuary        Title:   Vice President & Actuary
Date:    8-31-09                         Date:    8/31/2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President & Individual     Title:   Senior Vice President
         Life Product                             Individual Life Product
                                                  Management
Date:    9/24/2009                       Date:    9/24/09

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                                                                (016)10285-00-14

                                  AMENDMENT 12
                             EFFECTIVE JUNE 1, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                            EFFECTIVE MARCH 1, 2004

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement, to document the Ceding Company's ability to offer coverage at a risk class more favorable than the True Assessed Risk Class, for policies issued on or after June 1, 2005.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2.   Article II is deleted in its entirety and replaced with the attached
            Article II.

       3. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2005.

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                                                                (016)10285-00-14

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Patricia Peters
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    Patricia Peters
Title:   Vice President & Actuary        Title:   Vice President & Actuary
Date:    2/14/2011                       Date:    2/14/2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Michael Roscoe
         ------------------------------           ------------------------------
Name:    Richard Smolinski, FSA, MAAA    Name:    Michael Roscoe, FSA, MAAA
Title:   Assistant Vice President and    Title:   Senior Vice President
         Actuary
         Individual Life Product                  Individual Life Product
         Management                               Management
Date:    3/3/2011                        Date:    3/3/2011

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                                                                (016) 9673-00-09

                       ARTICLE II -- REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirement for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

1. Each life must be a resident of the United States or Canada at the time of application.

2. The risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines or the Ceding Company's enhanced standard underwriting program.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

       c.   Decide not to reinsure the risk under this Agreement

For the purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class determined by the Ceding Company prior to any adjustments made as a result of the Ceding Company's enhanced standard underwriting program.

3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

4. The maximum issue age is 90 from the inception of the agreement until it is amended to age 85 effective February 11, 2008.

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                                                                (016)10285-00-14

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                                                                (016)10285-00-14

B.  Requirements for Facultative Reinsurance

1. If the requirements for Automatic Reinsurance are met, but the Ceding company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles , or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of each life to the Reinsurer, with the exception of situations where one life is uninsurable. In those situations, only the papers or facsimiles on the insurable life will be sent. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule
B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be

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                                                                (016)10285-00-14

binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibits II and III.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibits II and III.

2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibits II and III. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

4.  The Reinsurer will have a reasonable amount of time, but not to exceed two
(2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Last Survivor Excess Treaty -- Effective 3/01/2004
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Amendment 12 -- Effective 6/01/2005

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